Exhibit 10.27.15

AMENDMENT NUMBER THIRTEEN TO THE
METLIFE PLAN FOR TRANSITION ASSISTANCE FOR GRADES 14 AND ABOVE
(Amended and Restated Effective April 1, 2014)
THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR GRADES 14 AND ABOVE (the “Plan”) is hereby amended, effective as April 12, 2021 to change the Plan Administrator from Andrew Bernstein to Judith Eidenberg Rubinstein:
Effective April 12, 2021, Section 3.2 of the Plan is hereby amended, by adding the following new sentence at the end of the section read as follows:
“Effective April 12, 2021, Andrew Bernstein, the Employee Benefits Committee designate as Plan Administrator for the MetLife Welfare Benefits Plan, the parent plan, of which this Plan is a Constituent Plan, designates Judith Eidenberg Rubinstein as the Plan Administrator of the Plan.”

IN WITNESS WHEREOF, the Company has caused this Amendment to be adopted this 30th day of April 2021.

METLIFE GROUP, INC.

/s/ Andrew Bernstein_____________
Andrew Bernstein, Plan Administrator

Witness: /s/ Danielle Hodorowski_____